Acquisition of the Isaac Mizrahi Business (Details 2) (Isaac Mizrahi Business [Member], USD $)	3 Months Ended
Dec. 31, 2011
Isaac Mizrahi Business [Member]
Total Revenues	$ 11,375,000
Net Income	$ 1,082,000
Weighted average number of common shares outstanding
Basic (in shares)	5,750,259
Diluted (in shares)	6,546,252
Basic earnings per common share (in dollars per share)	$ 0.19
Diluted earnings per common share (in dollars per share)	$ 0.17